                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  September 27, 1996

                       FRONTIER NATURAL GAS CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Oklahoma
                 ---------------------------------------------
                (State or other jurisdiction of incorporation)


          0-22782                                          73-1421000
   ------------------------                         -----------------------
   (Commission File Number)                              (IRS Employer
                                                      Identification No.)



      One Allen Center, 500 Dallas Street, Suite 2920, Houston, TX 77002
      ------------------------------------------------------------------
                               (Current Address)

      Registrant's telephone number, including area code: (713) 739-7100
                                                          --------------

            9400 North Broadway, Suite 120, Oklahoma City, OK 73102
            -------------------------------------------------------
                               (Former Address)
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ITEM 2.   Acquisition or Disposition of Assets.

     On September 27, 1996, Frontier Inc. and Frontier Acquisition Corporation, wholly owned subsidiaries of Frontier Natural Gas Corporation (the "Registrant"), sold their interest in nineteen producing oil and gas properties in Major County, Oklahoma to OXY USA Inc.("OXY") effective September 1, 1996. The total purchase price was valued at $3,550,000.00. The Registrant received $2,840,000.00 in cash and certain properties from OXY in exchange for the nineteen producing oil and gas properties. In a separate simultaneous transaction, properties received from OXY were sold to Special Energy Corporation for $710,000.00 in cash. As a result of the two transactions the total proceeds from the property sale totaled $3,550,000. The proceeds were used to reduce debt and to unwind a portion of a swap agreement for Mid-Continent Natural Gas. The Registrant will recognize a loss of $212,000.00 as a result of the swap agreement transaction in the third quarter of 1996.

     The book value of the properties on the effective date is approximately $3,540,000.00. The properties sold were estimated to contain 5,250 MMCFE of natural gas as of December 31, 1995 based on the Registrant's December 31, 1995 reserve report.

ITEM 7.   Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     As of the filing date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after October 11, 1996.

(c)  Exhibits

     Exhibit 10.1 Exchange Agreement between OXY USA INC. and Frontier, Inc. and Frontier Acquisition Corporation entered into as of September 1, 1996.

     Exhibit 10.2 Sale Agreement between Frontier Acquisition Corporation and Special Energy Corporation entered into as of September 27, 1996.

     Exhibit 99.1 Press Release dated October 7, 1996.
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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRONTIER NATURAL GAS CORPORATION



Dated:  October 11, 1996


                                     /s/ DAVID W.BERRY
                                  ---------------------------------
                                    David W. Berry, President